QMED, INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of the 20th day of March, 2008, by and among QMED, Inc., a Delaware corporation (the “Company”), and the investors, severally and not jointly, listed on Schedule A and who are signatories hereto, each of which is herein referred to as an “Investor.”

WHEREAS, the Company is a Delaware corporation and the parent of the Subsidiaries (as hereafter defined); and

WHEREAS, the Company desires to issue and to sell to the Investors, and the Investors desire to purchase from the Company, the Notes and Warrants (as hereinafter defined), all in accordance with the terms and provisions of this Agreement (the “Financing”) to provide working capital;

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

1.	Purchase and Sale of Securities.
1.1	Sale and Issuance of Notes and Warrants.

(a)       On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Investors of (i) up to $750,000 in principal amount of the Company’s secured promissory notes in the forms being executed concurrently herewith (the “Notes”) and (ii) warrants to purchase up to 3,399,252 shares of the Company’s Common Stock (as defined below) in the forms being executed concurrently herewith (the “Warrants”), and (iii) the reservation and issuance of a sufficient number of shares of the Company’s common stock, $.001 par value per share (the “Common Stock”), upon exercise of the Warrants (the “Warrant Shares”). The Notes and the Warrants are sometimes referred to collectively below as the “Securities”.

(b)       Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase or deliver into escrow at the Closing, and the Company agrees to sell and issue to each Investor or deliver into escrow at such Closing, the principal amounts of Notes as set forth opposite such Investor’s name on Schedule A hereto.

1.2	Closing.

(a)       The purchase and sale of Notes in an aggregate amount of $375,000 and Warrants to purchase up to an aggregate of 3,399,252 shares of Common Stock, shall take place on the date hereof (the “Closing”). At the Closing, the Company shall deliver to each Investor acquiring Securities a Note in the original principal amount, and a Warrant for the

678892v5	008001.0146

purchase of such number of Warrant Shares, as set forth in Schedule A hereto, against payment of the purchase price therefor by check or wire transfer.

(b)       Also at the Closing, the Investors shall deposit an additional $375,000 (which, together with any interest thereon, shall be referred to herein as the “Escrowed Funds”) in an interest bearing escrow account (the “Escrow Account”), in accordance with the terms of an escrow agreement to be entered into among the Company, the Investors, and Troutman Sanders LLP, counsel to the Investors, as escrow agent (the “Escrow Agent”), in the form being executed concurrently herewith (the “Escrow Agreement”), together with Notes in the aggregate original principal amount of $375,000, as set forth in Schedule A hereto. The Escrowed Funds shall be delivered by the Escrow Agent to the Company from the Escrow Account, and the corresponding Notes delivered to the Investors, upon demand by the Company or the Investors (provided, however, that with respect to the Investors, the demands shall be made on behalf of all of the Investors with respect to, but not subject to the conditions set forth in, (i) and (ii) below (which shall not be conditions precedent to the Investors’ right to make such demands)), in accordance with the terms and conditions of the Escrow Agreement, as to the following amounts: (i) $150,000 of the Escrowed Funds, if, not later than 60 days after the Closing, the Company is in discussion with a prospective bona fide purchaser, and has exchanged drafts or summaries of a letter of intent, term sheet, or other similar document or agreement with respect to a potential Asset Sale Transaction or a Stock Sale Transaction (each as hereinafter defined) and (ii) $225,000 of the Escrowed Funds, if, not later than 90 days from the Closing, an agreement for a Stock Sale Transaction or Asset Sale Transaction has been executed. If the conditions set forth in clauses (i) and/or (ii) are not satisfied within the 30 days following the prescribed time periods, respective amounts held in escrow shall be released to the payee of the applicable Notes and such Notes shall be delivered to the Company for cancellation. For purposes of this Agreement, a “Stock Sale Transaction” and an “Asset Sale Transaction” shall have the meanings ascribed thereto in the Warrants. The Notes and Escrowed Funds shall be distributed as provided by the Escrow Agreement, until the termination of the Escrow Agreement, in accordance with the terms thereof.

(c)       Also at the Closing, the parties hereto shall execute certain security agreements (the “Security Agreements”) to be executed and delivered by the Company and the Investors in the form being executed concurrently herewith. The Security Agreement shall grant the Investors a first priority security interest in all assets of the Company listed therein to secure all of the indebtedness represented by the Notes, as well as certain other obligations described in the Security Agreements, subject to the terms and conditions of the Security Agreements.

2.          Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor as of the Closing that, except as set forth on the Schedule of Exceptions (the “Schedule of Exceptions”) attached hereto with reference to each of the sections set forth below, which exceptions shall be deemed to be representations and warranties as if made hereunder:

2.1	Organization, Good Standing and Qualification, and Capitalization.

(a)       The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or by any of the agreements and instruments to be entered into in connection herewith (including, without limitation, the legality, validity or enforceability thereof), or on the authority or ability of the Company to perform its material obligations under the terms of this Agreement, the Notes, the Warrants, the Security Agreements, the Escrow Agreement, and the Forbearance Agreement, in connection with this Financing (the "Transaction Agreements") or (ii) the material rights and remedies of the Investor hereunder and thereunder.

(b)       Section 2.1(b) of the Schedule of Exceptions lists each of the majority-owned subsidiaries of the Company (the “Subsidiaries”). Except as set forth on Schedule 2.1(b) of the Schedule of Exceptions, each Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and (ii) has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

2.2        Capitalization. The authorized capital of the Company consists of: 40,000,000 shares of Common Stock, of which 17,081,668 are issued and outstanding as of the date hereof. All of such outstanding or issuable shares of Common Stock have been, or upon issuance will be, validly issued and are, or upon issuance will be, fully paid and nonassessable. Except as disclosed in Schedule 2.2 of the Schedule of Exceptions, (A) no shares of the capital of the Company are subject to preemptive rights or any other similar rights or any liens suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any shares of capital of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital of the Company, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable for, any shares of capital of the Company; (C) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act; (D) there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company and no other stockholder or similar agreements to which the Company is party other than this Agreement; (E) there are no outstanding securities or instruments containing anti-dilution or similar provisions that will or may be triggered by the issuance of the Securities other than the Warrants; and (F) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

2.3        Subsidiaries. Other than the Subsidiaries and except as disclosed in the Schedule of Exceptions, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

2.4        Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and other Transaction Agreements, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale, and delivery of the Securities and the Warrant Shares issuable upon conversion or exercise of the Warrants has been taken or will be taken prior to the Closing, and each of the Transaction Agreements constitutes valid and legally binding obligations of the Company, enforceable in accordance with its terms.

2.5        Valid Issuance of Securities and Warrant Shares. The Securities being purchased by the Investors hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, other Transaction Agreements, and under applicable state and federal securities laws. The Warrant Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Securities, as applicable, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Warrants, other Transaction Agreements, and under applicable state and federal securities laws.

2.6        Governmental Consents. Subject to Sections 2.8 and 2.12, no consent, approval, order, or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state or local governmental authority on the part of the Company or any Subsidiary is required in connection with the consummation of the transactions contemplated by this Agreement.

2.7        Offering. Subject in part to the truth and accuracy of each Investor’s representations set forth in Section 3 of this Agreement, the offer, sale, and issuance of the Securities contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

2.8        No Conflicts. Except as set forth in Schedule 2.8 of the Schedule of Exceptions, the issuance by the Company of the Securities and the performance by the Company of its obligations thereunder and under the Transaction Agreements do not and will not (i) result in a violation of the Organizational Documents of the Company; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company is a party; or (iii) result in a violation of any Requirements of Law. The Company is not in violation of any term of its Organizational Documents. “Organizational Documents” means, as applicable, (i) the articles or certificate of incorporation and the bylaws of a corporation, (ii) the limited liability company agreement and articles or certificate of formation of a limited liability company, (iii) any charter or similar document adopted or filed in connection with the creation, formation or organization of a person, and (iv) any amendment to any of the foregoing. As used in this Agreement, “Governmental Entity” means the government of any nation or state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to any such government. “Requirements of Law” means, as to any person, any United States or foreign law, statute, treaty, rule, regulation, right, privilege, qualification, license, or franchise or determination of an arbitrator or a court or other Governmental Entity, in each case applicable or binding upon such person or any of its property or to which such person or any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

2.9        Corporate Documents. The Restated Certificate and Bylaws of the Company are in the form previously provided to the Investors.

2.10      Financial Statements. The financial statements of the Company as filed with the Securities Exchange Commission (“SEC”) for the most recent fiscal year end and fiscal quarter end, to the extent such has been filed with the SEC, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the unaudited financial statements may not contain all footnotes required by generally accepted accounting principles. Such financial statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject, in the case of the unaudited financial statements, to normal audit adjustments.

2.11      Title to Property and Assets. The Company and each Subsidiary owns its property and assets free and clear of all mortgages, liens, loans and encumbrances (collectively, “Encumbrances”), except such Encumbrances that arise in the ordinary course of business (such as purchase money security interests) and do not result in a Material Adverse Effect.

2.12      Securities Laws. Based in part upon the representations of the Investors contained in Section 3 hereof, no consent, authorization, approval, permit, or order of or filing with any Governmental Entity is required under current applicable laws and regulations in connection with the execution and delivery of this Agreement and other Transaction Agreements or the offer, issuance, sale or delivery of the Securities or the Warrant Shares, other than (a) notification of Nasdaq with respect to the transactions contemplated by this Agreement and (b) the filing of a Form D in accordance with Regulation D under the Act and the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales. Except as set forth in Schedule 2.12 of the Schedule of Exceptions, the Company has not, directly or through an agent, offered the Securities or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Investors and other accredited investors.

2.13      SEC Documents; Financial Statements. Except as set forth in Schedule 2.13 of the Schedule of Exceptions, since November 30, 2006, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein) being hereinafter referred to as the “SEC Documents”. As of their respective dates, the SEC Documents complied (or will comply) in all material respects with the requirements of the 1934 Act and the rules and regulations of the

SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since November 30, 2006, there have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, principal financial officer, the Board of Directors or any committee thereof.

2.14      Absence of Litigation. Except as set forth on Schedule 2.14 of the Schedule of Exceptions and except for actions or litigation brought by persons (other than any Governmental Entity) in which the only claim made was for money damages and neither the amount claimed nor the aggregate payments made exceeded $10,000 and no other remedy or relief was provided, there is no, nor during the past 12 months has there been any, action, suit, proceeding, claim, inquiry, complaint, dispute, arbitration or investigation (each, a “Claim”) before or by any court, public board, government agency, self-regulatory organization or body, pending against or affecting the Company, the Securities, or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors in their capacities as such, other than any proceeding, inquiry, or investigation arising in the ordinary course related to permits, approvals or licenses related to the Company’s businesses and operations.

2.15      Internal Accounting Controls; Disclosure Controls and Procedures. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company has timely filed all certifications and statements required by (A) Rule 13a-14 or Rule 15d-14 under the 1934 Act and (B) Section 906 of Sarbanes-Oxley with respect to any Company SEC Documents. The Company maintains disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the 1934 Act; such controls and procedures are effective to ensure that the information required to be disclosed by the Company in the reports that it files with or submits to the SEC (X) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (Y) is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company maintains internal control over financial reporting required by Rule 13a-15 or Rule 15d-15 under the 1934 Act; such internal control over financial reporting is designed to be effective and does not contain any material weaknesses.

2.16      Transactions With Affiliates. Except as set forth on Schedule 2.16 of the Schedule of Exceptions or as set forth in the SEC Documents, no Related Party of the Company or any of its Subsidiaries, or any of their respective Affiliates, is presently a party to any transaction, contract, agreement, instrument, commitment, understanding or other arrangement or relationship with the Company (other than directly for services as an employee, officer and/or director) involving more than $100,000. “Affiliate” for purposes hereof means any person who is an “affiliate” as defined in Rule 12b-2 of the General Rules and Regulations under the 1934 Act. “Related Party” means any of the Company’s or its Subsidiary’s officers or directors or persons who were officers or directors at any time during the previous two years, stockholders, or Affiliates of the Company or any of its Subsidiaries or any individual related by blood, marriage, or adoption to any such individual or any entity in which any such entity or individual owns a beneficial interest.

2.17      Tax Status. The Company and each of its Subsidiaries (i) has made or filed (or had filed on its behalf) all income and other material tax returns, reports and declarations required by any jurisdiction in which it is subject to tax, (ii) has paid (or has had paid on its behalf) all taxes and other governmental assessments and charges that are material in amount and due, whether shown to be due on such returns, reports, and declarations, or otherwise, except those being contested in good faith and for which the Company has made appropriate reserves on its books, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports, or declarations (referred to in clause (i) above) apply. There are no unpaid taxes in any material amount claimed in writing to be due by the taxing authority of any jurisdiction.

2.18      Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the State of Delaware, that is or could become applicable to any and all of the Investors as a result of the transactions contemplated by this Agreement.

2.19      Rights Agreement. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

2.20      Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor to the actual knowledge of the Chief Executive Officer of the Company, any director, officer, agent, employee, or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

2.21      Investment Company. The Company is not, and upon the Closing will not be, an “investment company,” a company controlled by an “investment company,” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

3.          Representations and Warranties of the Investors. Each Investor, severally and not jointly, hereby represents and warrants that:

3.1        Authorization. Such Investor has full power and authority to enter into this Agreement and the Escrow, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

3.2        Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms that the Securities will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Securities.

3.3        Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

3.4        Investment Experience. Such Investor is an investor in securities of similar companies to the Company and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Securities.

3.5        Accredited Investor. Such Investor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

3.6        Restricted Securities. Such Investor understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

3.7        Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

(a)       “These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.”

(b)       Any legend required by applicable state “Blue Sky” laws, rules or regulations.

3.8        Removal of Legends. Any legend endorsed on a certificate evidencing a security shall be removed, and the Company shall issue a certificate without such legend to the holder of such security, if such security is being disposed of pursuant to a registration under the Act or pursuant to Rule 144 or any similar rule then in effect or if such holder provides the Company with an opinion of such counsel satisfactory to the Company to the effect that a transfer of such security may be made without such registration. In addition, if the holder of such security delivers to the Company an opinion of such counsel satisfactory to the Company to the effect that no subsequent transfer of such security will require registration under the Securities Act, the Company will promptly upon such transfer deliver new certificates evidencing such security that do not bear any legend.

4.	Miscellaneous.

4.1        Survival of Warranties. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for three months.

4.2        Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3        Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

4.4        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.5        Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.6        Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 10 days’ advance written notice to the other parties.

4.7        Finder’s Fee. Each Investor represents that he neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor.

The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

4.8        Observer Rights; Confidentiality. (a) The Company and the Investors agree that, until the Notes have been paid in full, the Investors, by mutual consent, shall have the right to designate two observers in the Board, who will be entitled to receive notice of, and participate in, all meetings (physical or telephonic) of the Board.

(b)       The Investors hereby agree: (i) to keep any and all information regarding an Asset Sale Transaction or Stock Sale Transaction (including existence of any discussion thereof) acquired by them pursuant to this Agreement or other Transaction Agreement or any other material nonpublic information acquired by them by way of the observers' activities set forth in Section 4.8(a) (the "Nonpublic Information") until such information is made public by the Company's announcement or otherwise and (ii) not to purchase, sell, offer to purchase or sell, or otherwise trade, the securities of the Company while they are in possession of any material Nonpublic Information.

4.9        Cooperation. Each of the Investors agrees to provide such reasonable assistance to the Company as the Company shall request, in identifying prospective business partners, and in promoting a transaction with such partners, including, without limitation, a Stock Sale Transaction or an Asset Sale Transaction.

4.10      Asset Sale Transaction; Stock Sale Transaction. In the event of an Asset Sale Transaction or Stock Sale Transaction where the proceeds therefrom are paid to the Company, before any other payments of the proceeds therefrom are made, accrued interest on, the principal amount of, and any other obligations under, any and all outstanding Notes (the "Secured Debt Amount") shall be repaid from the proceeds of such Asset Sale Transaction or Stock Sale Transaction. If the proceeds of such Asset Sale Transaction or Stock Sale Transaction exceed the Secured Debt Amount, then all severance obligations and other obligations of the Company to Michael W. Cox, in an aggregate amount not to exceed $620,000 (the "Cox Payment Amount"), shall be paid from the remainder of the proceeds of such Asset Sale Transaction or Stock Sale Transaction, and the lien and security interests represented by the Security Agreements, or otherwise, shall be released by the Investors. All payment amounts under Section 2(e) of the Warrants shall be paid as provided therein, unless any holder of a Warrant indicates that it does not desire for the Company to so redeem his Warrant, in which event such holder shall be deemed to have waived that and any future right to exercise such Section 2(e) redemption right.

4.11      Forecasts. The Company has provided to the Investors a statement of its good faith forecast and projection of its expected revenues and cash needs, as of the date referenced therein. After the Closing, the Investors shall receive copies of the cash flow reports prepared by management of the Company similar to the ones for its New Jersey subsidiary, for the New Jersey Department of Banking and Insurance. The Investors and Company may consult on a reasonably ongoing basis concerning the ongoing financial status of the Company. The Company shall reasonably consult with the Investors if a line item of the Company’s obligations as reported in such reports exceeds by more than 10% the Company’s then-current good faith projections of its future obligations.

4.12      Expenses. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement. The Company shall reimburse the reasonable fees and out-of-pocket expenses of special counsel to the Investors.

4.13      Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are exercisable), each future holder of all such securities, and the Company.

4.14      Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.15      Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants, except as specifically set forth herein or therein.

4.16      Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any person, firm or corporation (including without limitation any other Investor), other than the Company and its officers and directors (acting in their capacity as representatives of the Company), in deciding to invest and in making its investment in the Company. Each Investor agrees that no other Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any other Investor shall be liable to such Investor for any losses incurred by such Investor in connection with its investment in the Company.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

QMED, INC.

By:
Jane A. Murray, Chief Executive Officer
Address:	25 Christopher Way
Eatontown, New Jersey 07724

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

INVESTORS:

John Gargana

Address:	1430 Bristol Park Place

Heathrow, Florida 32746

Michael W. Cox

Address:	3150 North Course Lane

Apt. 308

Pompano Beach, Florida 33069

Barry Levine

Address:	19993 Boca West Drive

Boca Raton, Florida 33434

Schedule A

Schedule of Investors

March 20, 2008

Investor Name	Notes	Warrants
John Gargana	$250,000	1,133,084
Michael Cox	$400,000	1,812,934
Barry Levine	$100,000	453,234
TOTAL:	$750,000	3,399,252